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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 25, 2002

                                 WorldCom, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Georgia                    0-11258                  58-1521612
      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                   Identification Number)
      Incorporation)

                            500 Clinton Center Drive
                           Clinton, Mississippi 39056
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (601) 460-5600

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ITEM 5. Other Events.

      On June 25, 2002, the Company issued a press release announcing its intention to restate its financial statements for 2001 and the first quarter of 2002, which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7 (C).  EXHIBITS.

See Exhibit Index.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WORLDCOM, INC.



Date:  June 26, 2002             By: /s/ Michael H. Salsbury
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                                    Michael H. Salsbury
                                    Executive Vice President and General Counsel




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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
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99.1              Press Release dated June 25, 2002













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